UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 27, 2013
(Date of earliest event reported)

WFRBS Commercial Mortgage Trust 2013-C16
(Exact name of issuing entity)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
Liberty Island Group I LLC
RBS Financial Products Inc.
C-III Commercial Mortgage LLC
Basis Real Estate Capital II, LLC
NCB, FSB
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-172366-09	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On or about September 30, 2013, a series of mortgage pass-through certificates, entitled WFRBS Commercial Mortgage Trust 2013-C16, Commercial Mortgage Pass Through Certificates Series 2013-C16 (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of September 1, 2013 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as a master servicer, NCB, FSB, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, NCB, FSB, as a special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and US Bank National Association, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-SB Certificates, Class A-S Certificates, Class X-A Certificates, Class B Certificates, Class C Certificates, and Class PEX Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B Certificates, Class D Certificates, Class E Certificates, Class F Certificates, Class G Certificates, Class V Certificates and Class R Certificates (collectively, the “Private Certificates” and together with the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in WFRBS Commercial Mortgage Trust 2013-C16 (the “Issuing Entity”), a common law trust fund to be formed on or about September 30, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 86 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”) secured by first liens on 144 commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 11, 2013, between the Registrant and WFB; certain of the Mortgage Loans are expected to be acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 11, 2013, between the Registrant and RBS; certain of the Mortgage Loans are expected to be acquired by the Registrant from Liberty Island Group I LLC (“Liberty Island”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of September 11, 2013, among the Registrant, Liberty Island and Liberty Island Group LLC; certain of the Mortgage Loans are expected to be acquired by the Registrant from RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of September 11, 2013, between the Registrant and RBSFP; certain of the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of September 11, 2013, between the Registrant and C-III; certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of September 11, 2013, among the Registrant, Basis and Basis Investment Group LLC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from NCB, FSB (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated as of September 11, 2013, between the Registrant and NCB. Prudential Asset Resources, Inc. will act as primary servicer with respect to fourteen (14) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.8 and dated as of September 1, 2013, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

The Mortgage Loan identified on Schedule I to the Pooling and Servicing Agreement as “Augusta Mall” will be serviced and administered pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.2 by incorporation by reference and dated as of August 1, 2013, (the “2013-C15 Pooling and Servicing Agreement”), among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to derived in part from the proceeds from the sale of Certificates by the Registrant to Wells Fargo Securities, LLC (“WFS”), RBS Securities Inc. (“RBS Securities”) and Deutsche Bank Securities Inc. (“DBSI” and, collectively with WFS and RBS Securities, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated September 11, 2013, among the Registrant, the Underwriters and WFB (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated September 16, 2013, among the Registrant, WFS, RBS Securities, WFB and Goldman, Sachs & Co. (“Goldman”) (pertaining to the Private Certificates, which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended).

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 17, 2013, supplementing the Prospectus dated September 6, 2013, each as filed with the Securities and Exchange Commission.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated September 11, 2013, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc., as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of September 1, 2013, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as a master servicer, NCB, FSB, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, NCB, FSB, as a special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and US Bank National Association, as trustee.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of August 1, 2013, by and among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of September 11, 2013, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of September 11, 2013, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of September 11, 2013, among Liberty Island Group I LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Liberty Island Group LLC.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of September 11, 2013, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of September 11, 2013, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.6
Mortgage Loan Purchase Agreement, dated as of September 11, 2013, among Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated as of September 11, 2013, between NCB, FSB, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.8	Primary Servicing Agreement, dated as of September 1, 2013, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2013	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated September 11, 2013, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, RBS Securities Inc., and Deutsche Bank Securities Inc., as underwriters, and Wells Fargo Bank, National Association.
(E)

4.1
Pooling and Servicing Agreement, dated as of September 1, 2013, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as a master servicer, NCB, FSB, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, NCB, FSB, as a special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and US Bank National Association, as trustee.
(E)

4.2
Pooling and Servicing Agreement, dated as of   August 1, 2013, by and among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as  general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee, incorporated by reference to Exhibit 4.1 of the Form 8-K filed by WFRBS Commercial Mortgage Trust 2013-C15 on August 20, 2013 (File No. 333-177891-05).

99.1	Mortgage Loan Purchase Agreement, dated as of September 11, 2013, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of September 11, 2013, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.3
Mortgage Loan Purchase Agreement, dated as of September 11, 2013, among Liberty Island Group I LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser and Liberty Island Group LLC.
(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.4	Mortgage Loan Purchase Agreement, dated as of September 11, 2013, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of September 11, 2013, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.6
Mortgage Loan Purchase Agreement, dated as of September 11, 2013, among Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.
(E)

99.7	Mortgage Loan Purchase Agreement, dated as of September 11, 2013, between NCB, FSB, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

99.8	Primary Servicing Agreement, dated as of September 1, 2013, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.	(E)